UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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LIBERATOR MEDICAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE Gran Park Way
Stuart, Florida 34997

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 20, 2011

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), will be held on Thursday, October 20, 2011, at 10:00 A.M., local time, at the Company’s offices located at 1823 SE Airport Road, Stuart, Florida 34996.

At our Annual Meeting, we will ask you to:

1.	Elect four (4) directors nominated to serve as the Company’s Board of Directors.

2.	Approve and adopt an amendment to the Company’s 2007 Stock Plan increasing the number of shares issuable under the Plan from 2,000,000 to 2,105,000.

3.	Ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year.

4.	Act upon such other business as may properly come before the Annual Meeting.

Stockholders of record at the close of business on August 30, 2011, are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

/s/ Mark A. Libratore

President and Secretary

September 9, 2011

YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

2

LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE Gran Park Way
Stuart, Florida 34997

PROXY STATEMENT FOR ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON OCTOBER 20, 2011

This Proxy Statement is being furnished to the stockholders of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 20, 2011, at 10:00 A.M., at Marriott Hutchinson Island, 555 NE Ocean Boulevard, Stuart, Florida 34996, and at any adjournment thereof.

This Proxy Statement and the accompanying Notice of Annual Meeting, proxy card, and Annual Report on Form 10-K are first being mailed to stockholders on or about September 26, 2011. Any stockholder whose shares of our common stock are registered in the stockholder’s name with our transfer agent will receive a printed copy of the proxy materials by mail. Any stockholder that holds shares of our common stock in an account at a brokerage firm, bank, or similar organization will receive a printed copy of the proxy materials by mail from the organization holding the stockholder’s account.

Stockholders Entitled to Vote; Record Date; How to Vote

Stockholders of record at the close of business on August 30, 2011, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 48,136,250 shares of our common stock. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

If, on August 30, 2011, your shares were registered directly in your name with our transfer agent, Jersey Transfer & Trust Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting. Alternatively, you may vote by proxy by using the accompanying proxy card, over the Internet, or by telephone. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed on the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting and vote in person.

If, on August 30, 2011, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your proxy. You are also invited to attend the meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Quorum; Voting; Abstentions; Broker Non-Votes

The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Votes cast by proxy or in person at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present.

Assuming that a quorum is present, the four persons receiving the largest number of “for” votes of our common stock present in person or by proxy at the meeting and entitled to vote (a plurality) will be elected directors. Stockholders do not have the right to cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of our common stock present in person or by proxy at the meeting and entitled to vote will be required for approval of the ratification of the appointment of Crowe Horwath LLP, an independent registered public accounting firm, as the independent registered public accountant of our Company for the fiscal year ending September 30, 2011.

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the ratification of the appointment of Crowe Horwath LLP as the independent registered public accountant of our Company for the fiscal year ending September 30, 2010. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Brokers, banks, and other nominees may not use discretionary authority to vote shares for the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.

Broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions, on the other hand, have the same effect as votes against the matter, although abstentions will have no effect on the election of directors because approval of a percentage of shares present or outstanding is not required for that proposal.

Shares of common stock represented by proxies received in time for the Annual Meeting will be voted as specified in the proxy.  Unless contrary instructions are given, the proxy will be voted (1) FOR the election of the Board of Directors’ nominees for directors, and (2) FOR the ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the 2011 fiscal year.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies will have discretion to vote on those matters in their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  If the Annual Meeting is adjourned, your proxy will remain valid and may be voted at the adjourned meeting.  You still will be able to revoke your proxy until it is voted.  As of the date of this Proxy Statement, the Company is not aware of any matters that are to be presented at the Annual Meeting other than the election of directors and the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.

Stockholders may vote by completing and mailing the proxy card to the Company so that it is received by the Company prior to October 20, 2011.  A proxy may be revoked if, prior to the exercise of the proxy, the Secretary of the Company receives either a written revocation of that proxy or a new proxy bearing a later date.  You will be able to change your vote as many times as you wish prior to the Annual Meeting and the last vote received chronologically will supersede all prior votes.  A proxy may also be revoked by voting in person at the Annual Meeting.  Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

This proxy solicitation is being made by the Board of Directors of the Company, and the expense of preparing, printing and mailing this Proxy Statement, the Notice of Annual Meeting, the proxy and the Annual Report is being paid by the Company.  In addition to use of the mails, proxies may be solicited personally, by electronic mail, by facsimile or by telephone by our directors, officers or regular employees of the Company without additional compensation.  Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock.  The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending proxy materials to the beneficial owners of our common stock.

In some instances, we may deliver to multiple stockholders sharing a common address only one copy of this Proxy Statement and its attachments.  If requested by phone or in writing, we will promptly provide a separate copy of the Proxy Statement and its attachments to a stockholder sharing an address with another stockholder.  To notify the Company, you may write Liberator Medical Holdings, Inc., Attn: Robert J. Davis, Chief Financial Officer, 2979 SE Gran Park Way, Stuart, Florida 34997, or call the Company at (772) 287-2414.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.

Annual Report and Other Matters

Our Annual Report on Form 10-K for the year ended September 30, 2010, which was mailed to stockholders with this Proxy Statement, contains financial and other information about our Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

In addition to the copy which accompanies this Proxy Statement, we will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2010,  as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our secretary at the address of our executive offices set forth in this Proxy Statement.

ITEM 1 – ELECTION OF DIRECTORS

The Board of Directors proposes four (4) nominees for election at the Annual Meeting as directors of the Company.  If elected, the directors will serve until the next annual meeting and until their successors have been chosen and qualified.  The nominees are the current directors of the Company.  The directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy.

Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted “FOR” the election of the nominees.

The following tables set forth:  (i) the names and ages of the nominees for election as directors; (ii) the other positions and offices presently held by such persons with the Company, if any; (iii) the period during which the directors have served on the Board of Directors of the Company; (iv) the expiration of the nominees’ term as director; and (v) the principal occupation and employment of the nominees.  Additional biographical information for each nominee follows the tables

Nominees for Election at 2011 Annual Meeting

Name	Age	Director Since	Expiration of Term	Position

Mark A. Libratore	60	2007	2010	Director, President, and Chief Executive Officer

Jeannette Corbett (1)(2)(3)	61	2010	2010	Director

Morgan Duke (1)(3)	35	2010	2010	Director

Tyler Wick (2)(3)	40	2010	2010	Director

(1)	Member of the Governance and Nominating Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Compensation Committee.

Set forth below is certain biographical information regarding the nominees.

Mark A. Libratore.  In 1990, Mr. Libratore founded Liberty Medical Supply, Inc., which has become the nation’s largest direct-to-consumer diabetic supplier.  Mr. Libratore sold this business to PolyMedica Corporation in August 1996 and remained President of Liberty Medical and Senior Vice President of PolyMedica until February 1999.  Mr. Libratore founded Liberator Medical Supply, Inc., in 1999, and has served as its President and Chief Executive Officer since inception.  Liberator Medical Supply, Inc., was acquired by the Company on June 22, 2007, at which time he became President and Chief Executive Officer of the Company.

Jeannette Corbett, a certified public accountant, is President Emeritus and Acting Interim President of the Quantum Foundation, West Palm Beach, Florida.  Previously, she served as CFO of the Medical Services Division and Vice President of Finance of Phymatrix Corporation (PHMX), West Palm Beach, Florida. Prior to her position at Phymatrix, Mrs. Corbett was President of McGill, Roselli, Ayala & Hoppmann, a West Palm Beach-based accounting firm. She has also served as an adjunct instructor of taxation of Palm Beach State College in Lake Worth, Florida. Mrs. Corbett has a bachelor's of science degree in business administration from the University of Florida, graduating Summa Cum Laude. Mrs. Corbett was Chairman of the Board of JFK Medical Center in Atlantis, Florida, from 1991-1994 and was Chair of the Hospital's Finance Committee from 1989-1991.

Morgan Duke is an Associate at Kinderhook Partners, an investment partnership which makes long-term investments in small public companies, including the Company.  Mr. Duke was previously a strategy consultant with the Monitor Group, where he advised senior management and directors of major public and private companies in North America and Europe across a range of industries, including healthcare, media, and telecommunications.  Mr. Duke received an M.B.A. from Harvard University and a B.A. from Johns Hopkins University.  Mr. Duke also studied music at the Peabody Conservatory.  Mr. Duke serves as the director designated by Kinderhook Partners pursuant to the Securities Purchase Agreement with the Company dated March 9, 2010.

Tyler Wick co-founded Ticonderoga and has over thirteen years of industry tenure including eleven years of private equity experience. His private equity experience includes serving as an Associate at Dillon Read Venture Capital and ten years at Ticonderoga Capital. Previously, Mr. Wick was an Associate in the healthcare practice of the investment-banking group of Advest, Inc., where he focused on private placements and mergers and acquisitions for middle market healthcare services companies. Prior to Advest, he was a consultant with the Mentor Group, an international legal consulting firm. Mr. Wick is a member of the Board of Directors of AFS Technologies, ALN Medical Management, Brainshark, Octagon Research, Outside the Classroom and Softrax and is an Observer to the Boards of nuBridges and Construction Software Technologies. He is also a member of the Executive Committee of NERASBIC and serves on the Board of Directors for the Boston Chapter of the Association for Corporate Growth. Mr. Wick received a B.A. degree Cum Laude from Amherst College.

Director Compensation

The following table sets forth each Director’s compensation for the year ended September 30, 2010:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Mark A. Libratore (1)	—	—	—
Joseph D. Farish, Jr. (2)	$13,170	$24,570	$37,740
Robert Cuillo	$12,330	$20,550	$32,880
Jeannette Corbett	$9,830	$13,220	$23,050
Morgan Duke (3)	$5,250	$6,220	$11,470

(1)	Mr. Libratore is not compensated for his services as a director.
(2)	Mr. Farish was a Board member until his death on September 13, 2010.
(3)	At the direction of Mr. Duke, his compensation is paid to Kinderhook Partners, L.P.

Directors, other than Mr. Libratore, receive (i) an annual fee of $10,000 ($6,000 if Audit Committee chairman, $3,000 if chairman of another Board Committee); and (ii) a per Board meeting fee of $1,000 ($500 if by telephone) and $500 for each committee meeting ($250 if by telephone).  Mr. Libratore is not compensated as a director of the Company.  No director received compensation as a director of the Company in fiscal 2009.

In addition to cash compensation in fiscal 2010 Directors received the following options, which vest semi-annually over two years:

Joseph D. Farish, Jr.	50,000 shares
Robert S. Cuillo	50,000 shares
Jeannette Corbett	50,000 shares
Kinderhook Partners, L.P.	50,000 shares

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Board of Directors and Committees

Leadership Structure and Risk Oversight

Our business and affairs are managed under the direction of our Board of Directors, composed of three non-employee directors and one employee director as of the date of this Proxy Statement. Our shares of common stock are quoted on the OTCBB and not one of the national securities exchanges. However, we have adopted the NYSE Amex corporate governance requirements with respect to independent directors on the Board and the Audit, Nominating and Corporate Governance, and Compensation Committees, and NYSE Amex’s corporate governance requirements applicable to smaller reporting companies.

Our Board of Directors as a whole establishes our overall policies and standards, reviews the performance of management and considers the Company’s overall risk regarding the Company’s operations and goals and how those risks are being managed. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Board committees and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues. Mark Libratore, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our Company combines the positions of CEO and Chairman of the Board because of the size of the company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC as well as risks relating to various specific developments, such as acquisitions, securities repurchases, debt and equity placements, and product introductions.

Our Board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Pursuant to its charter, the Audit Committee oversees the financial and reporting processes of our Company and the audit of the financial statements of our Company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of our Company, our Company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualification and independence, and the performance of our independent registered public accountant. The Compensation Committee considers the risk that our compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on our Company. Our Governance and Nominating Committee oversees governance related risk, such as board independence, conflicts of interests, and management and succession planning.

Director Meetings and Committees

Pursuant to NYSE Amex corporate governance requirements, we are required to hold meetings of our Board of Directors on at least a quarterly basis, and our independent directors must meet at least annually in an executive session with only the independent directors present. We do not have a policy with regard to directors’ attendance at annual meetings of shareholders, but we encourage our directors to attend the annual meetings. Our Board of Directors held five (5) meeting during calendar 2010 and has held five (5) meetings in calendar 2011 through August 30, 2011.  All of the directors elected at the times of those meetings other than Mr. Cuillo attended those meetings.

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee.

In calendar 2011 the Audit Committee met twice, and the Compensation Committee and Governance and Nominating Committee each met once.

Nominations Process, Executive Compensation; Director Independence; Board Diversity

We are not required to have Audit, Compensation, or Governance and Nominating Committees, but we have chosen to comply voluntarily with NYSE Amex requirements.  The NYSE Amex requires that director nominations be selected, or recommended for the Board of Directors’ selection, either by a majority of independent directors or a nominating committee comprised solely of independent directors. The NYSE Amex also requires compensation of the executive officers to be determined, or recommended to the Board for determination, either by a majority of the independent directors or a compensation committee comprised solely of independent directors. Ms. Corbett and Mr. Cuillo meet the independence standards set forth in the NYSE Amex Company Guide.

Candidates for independent Board members have typically been found through recommendations from directors or others associated with us. Our shareholders may also recommend candidates by sending the candidate’s name and resume to the Board of Directors under the provisions set forth below for communication with our Board. No such suggestions from our shareholders were received in time for our Annual Meeting. We have no predefined minimum criteria for selecting Board nominees and do not have a formal diversity policy, although we believe that the independent directors should have a range of relevant experience, independence, diversity and strong communication and analytical skills. In any given search, our independent directors may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our independent directors reserve the right to modify its stated search criteria for exceptional candidates.

Audit Committee

The Audit Committee consists of Robert Cuillo, Jeannette Corbett and Tyler Wick. Ms. Corbett serves as Chairperson. As we have chosen to follow NYSE Amex governance requirements, our Audit Committee must have at least two members and be comprised only of independent directors each of whom satisfies the respective independence requirements of the Securities and Exchange Commission and the NYSE Amex. Our Board of Directors has determined that all of our current Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and in the listing standards of the NYSE Amex. The Board of Directors has also determined that Jeannette Corbett is an audit committee financial expert, as that term is defined in Item 407 of Regulation S-K.

The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee was established on June 4, 2010, and from that date through the date of the Proxy Statement held three meetings in addition to the meetings of the entire Board of Directors during 2010 and through August 30, 2011. Ms. Corbett attended the meetings of the Audit Committee.  The Board of Directors adopted and maintains a written charter for the Audit Committee which is published on the investor relations page of our website (www.liberatormedical.com).

Compensation Committee

The purpose of the Compensation Committee includes determining, recommending to our Board of Directors for determination, the compensation of the Chief Executive Officer and other executive officers of our Company and discharging responsibilities of the Board of Directors relating to compensation programs for our Company.  The Compensation Committee currently consists of Messrs. Duke and Wick and Ms. Corbett, of whom Mr. Wick and Ms. Corbett are independent directors of our Company under NYSE Amex standards.

Consistent with our objective of attracting and retaining highly qualified and experienced employees, we establish base salary ranges for our executive officers that are intended to be competitive for comparable positions. Base salary data for comparable industry positions are reviewed annually from survey data obtained from our compensation consultant, Markson HRC, L.L.C., a Georgia limited liability company, and other pertinent sources. Annual salary increases are tied to objective performance-based criteria established by the Compensation Committee.

Governance and Nominating Committee

The purpose of the Governance and Nominating Committee includes the selection and recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluation of our Board of Directors and management and the development and recommendation to our Board of Directors and the set of corporate governance principals applicable to our Company.  The Governance and Nominating Committee currently consists of Messrs. Cuillo, Duke and Ms. Corbett, of whom Robert Cuillo and Jeannette Corbett are independent directors of our Company under NYSE Amex standards.

The Governance and Nominating Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the information required by our bylaws is submitted in writing in a timely manner, addressed and delivered to our Secretary at the address of our executive offices set forth in this Proxy Statement.  The Governance and Nominating Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and to the extent to which the nominee would fill a present need on our Board of Directors.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our Company.

We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis prescribed by law. The assessment of prospective directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our Company. In addition to these attributes, the description of each director’s background set forth above indicates the specific experience, qualifications, and skills necessary to conclude that each individual should continue to serve as a director of our Company.

Board Leadership Structure

We believe that effective Board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles as well as the needs of our Company at any point in time. Our Corporate Governance Guidelines support flexibility in the structure of our Board of Directors by not requiring the separation of the roles of Chief Executive Officer and Chairman of the Board.

Compensation Committee Interlocks and Insider Participation

Until October 29, 2009, when Joseph D. Farish, Jr., now deceased, became a Director, our Board of Directors consisted of one (1) director, Mark Libratore, our President and Chief Executive officer, who determined the compensation of our named executive officers. Commencing June 4, 2010, the Company’s Board of Directors created a Compensation Committee, the members of which are non-employee directors.  The Compensation Committee, with the advice of an outside consulting firm, will determine compensation for our executive officers and managers by multiple factors, including individual performance, compensation of persons in similar capacities in other companies having a size and business comparable to the Company, performance, and our financial results. Base salaries are supplemented by cash performance bonuses determined by our Compensation Committee in October of each year based on the prior year financial results.

Annual Meeting Attendance

We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of our Board of Directors on the same day as our annual meeting of stockholders.

Communications with Directors

Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of Liberator Medical Holdings, Inc., c/o any specified individual director or directors at the address of our executive offices set forth in this proxy statement. Any such letters are sent to the indicated directors.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee is authorized to determine and approve, or make recommendations to our Board of Directors with respect to, the compensation of our Chief Executive Officer and other executive officers and grant or recommend the grant of stock-based compensation to our Chief Executive Officer and other executive officers under our 2007 Stock Plan. The Compensation Committee from time to time makes recommendations regarding the compensation of employees who are not executive officers.

The compensation program for our executive officers consists primarily of base salary, performance-based incentive compensation, and long-term incentives in the form of stock-based compensation, including stock options, restricted stock, restricted stock units, and other long-term equity incentives. Our executive officers also participate in other benefit plans, including medical and retirement plans, which generally are available to all regular full-time employees of our Company. We consider each element of compensation collectively with other elements of compensation when establishing the various forms, elements, and levels of compensation for our executive officers.

Our philosophy is to pay base salaries to our executive officers at levels that enable us to attract, motivate, and retain highly qualified executives. We annually establish a performance-based incentive compensation program designed to reward individuals for performance based primarily on our financial results as well as the achievement of corporate and individual objectives that contribute to our long-term goal of building stockholder value. Our stock-based compensation is intended to result in limited rewards if the price of our common stock does not appreciate or does not appreciate above certain levels, but may provide substantial rewards to our executive officers (as well as to our stockholders in general) if our stock appreciates or appreciates above certain levels. Our stock-based compensation is also intended to align the interests of our executive officers with those of our stockholders and to align compensation with the price performance of our common stock. Total compensation levels reflect corporate positions, responsibilities, and achievement of goals. As a result of our performance-based philosophy to compensation, compensation levels may vary from year-to-year and among our various executive officers. In general, we expect the compensation level of our Chief Executive Officer to be higher than that of our other executive officers, assuming relatively equal achievement of individual performance goals, since our compensation policies set our base salaries, incentive compensation, and stock-based compensation after reviewing those of comparable companies, which generally compensate the chief executive officers at higher levels because of their roles and their importance to overall Company success.

The Compensation Committee generally recommends base salary levels for executive officers of our Company at the beginning of each fiscal year and recommends incentive compensation at the end of each fiscal year based upon the performance of our Company and our executive officers.

Goals

The goals of our executive compensation program are as follows:

•	to attract, motivate, and retain highly qualified executives;

•	to reflect our Company’s culture and approach to total rewards, which includes benefits, work environment, and development opportunities;

•	to reflect our philosophy of pay-for-performance;

•	to provide a rational and consistent approach to compensation, which is understood by senior leadership;

•	to align compensation to the interests of our Company as a whole and its stockholders; and

•	to recognize corporate stewardship and fiscal responsibility.

Code of Ethics

We adopted a Code of Conduct and Ethics that applies to all officers, directors and employees of our Company on January 14, 2008, as amended on August 10, 2010.

Executive Officers

Set forth below are the names, ages and titles of all of our executive officers as of August 30, 2011. Each officer serves until the first meeting of the Board of Directors following the next annual meeting of the shareholders and until his or her successor is duly elected and qualified.

Name	Age	Position(s) with Us
Mark Libratore	60	President, Chief Executive Officer, Director
Robert Davis	65	Chief Financial Officer
John Leger	56	Chief Operating Officer

The business experience of each of the persons listed above during the past five years is as follows:

Mark Libratore.  In 1990, Mr. Libratore founded Liberty Medical Supply, Inc., which has become the nation’s largest direct-to-consumer diabetic supplier.  Mr. Libratore sold this business to PolyMedica Corporation in August 1996 and remained President of Liberty Medical and Senior Vice President of PolyMedica until February 1999.  Mr. Libratore founded Liberator Medical Supply, Inc., in 1999, and has served as its President and Chief Executive Officer since inception.  Liberator Medical Supply, Inc., was acquired by the Company on June 22, 2007, at which time he became President and Chief Executive Officer of the Company.

Robert Davis. Robert Davis, has a Masters degree in Accounting, University of Houston, and holds a CPA certificate from the State of Texas. Mr. Davis has held numerous financial executive-level positions as Comptroller and Vice President of Finance for companies such as controller for a Manufacturer of Jet Engine parts, TurboCombustor Corp., Data Development Inc., and Caribbean Computer Corp., and served as CFO and Manager of Financial Planning for Liberty Medical Supply, Inc. from 1995 to 1999. He has been the controller and Chief Financial Officer of Liberator Medical Supply, Inc., since its organization.

John Leger. John Leger joined Liberator in April 2006. John was the Senior VP of Operations at Liberty Medical Supply from December 1991 through January 2004. He was responsible for diabetic call center operations, customer services, repeat customer sales, document acquisition and management, claims processing to Medicare, mail services, shipping, receiving, and purchasing. Mr. Leger worked closely with Mark Libratore in building the mail order diabetes business to $100M in annualized sales, and stayed on with the company through its growth to over 650,000 active customers. Due to an agreement not to compete with Liberty during a severance agreement period, John made his expertise available as an independent consultant until he joined Closer Healthcare, Inc. as a VP of Operations in 2005. Closer is a mail order provider of diabetes testing supplies and primarily serviced customers in national clinical trials as well as the managed care sector. He spent a year with Closer prior to joining Liberator Medical.

There are no family relationships among any of our executive officers or directors.

The following persons are not executive officers of the Company but make significant contributions to the Company’s business:

Paul Levett joined Liberator in 2005 as its Chief Marketing Officer.   From 1990 to 1996 Mr. Levett served as President of Lowe Direct, a direct marketing and advertising agency in New York City, New York.  In 1996, Mr. Levett founded Lieber, Levett, Koenig, Farese and Babcock, a New York advertising agency.  He was retired from 2000 until he joined Liberator in 2005.

George Narr joined Liberator in April 2010 as its Chief Information Officer.  From 1996 to 2006 Mr. Narr served as Chief Information Officer of Liberty Medical Supply, Inc.  From 2006 to 2008 Mr. Narr was a private consultant in the medical supply industry.  From 2008 to 2010 Mr. Narr was the Chief Information Officer at Simplex Healthcare in Franklin, Tennessee.

Employment Agreements

We have entered employment agreements with Mark A. Libratore, our President and Chief Executive Officer; Robert Davis, our Chief Financial Officer; and John Leger, our Chief Operating Officer. The employment agreements are renewed annually in accordance with their terms or until either we or the executive officer notifies the other party at least 90 days prior to the end of the term that such party does not wish to further extend the term. Each employment agreement provides for a minimum annual salary of $400,000, $275,000 and $200,000, in the case of Messrs. Libratore, Davis and Leger, respectively, which salary is reviewed annually by our board of directors (or committee thereof) and adjusted upward, at the sole discretion of our board of directors (or committee thereof). Pursuant to the agreements, each of Messrs. Libratore, Davis and Leger is eligible to receive additional cash incentive compensation pursuant to our annual bonus plan then in effect, and the target annual bonus for each of Messrs. Libratore, Davis and Leger is up to 15%, 10% and 10%, respectively, of such executive officer’s annual base salary, with the actual bonus to be based upon such individual and/or Company performance criteria established for each fiscal year by our board of directors in consultation with the executive officer. Each executive officer is eligible to participate in distributions from the quarterly executive bonus plan configured by our President and Chief Financial Officer.

Each executive officer is entitled to participate in our stock purchase plan and to be considered by our board of directors (or compensation committee of our board of directors, if any) for grants or awards of stock, stock options or warrants under any of our stock incentive or similar plans in effect from time to time. During the term, each executive officer shall be eligible to participate in such health and other group insurance and other employee benefit plans and programs in effect from time to time on the same basis as other senior executives. In addition, during the term of his agreement, Mr. Libratore shall be entitled to a minimum monthly automobile allowance of $799, plus gas expense.

The employment agreements provide that each executive officer is entitled to severance benefits. If the executive officer’s employment is terminated during the term by us other than for Cause or Disability (each as defined below), or by the executive officer for Good Reason (as defined herein), the executive officer will be entitled to receive (i) his pro-rata bonus for the fiscal year of termination, (ii) payment of an amount equal to the sum of 1/12 of his annual base salary and 1/12 of the target annual bonus each month for 18 months, 12 months and six months, in the case of Messrs. Libratore, Davis and Leger, respectively, following termination, and (iii) continuation of medical benefits on the same terms as active senior executives for 18 months, 12 months and six months, in the case of Messrs. Libratore, Davis and Leger, respectively, following termination. In addition, all of the executive officer’s unvested options outstanding at the time of such termination will become fully vested. If the executive officer’s employment with us is terminated due to the executive officer’s death or Disability, the executive officer (or his estate, if applicable) will be entitled to receive (i) the pro-rata bonus and (ii) option vesting. Receipt of the severance payments, continued medical coverage and option vesting shall be conditioned on the executive officer’s continued compliance with the non-disclosure, non-competition and non-solicitation obligations under the employment agreement. For purposes of the employment agreements, the following terms have the following meanings:

“Cause” means termination upon (i) the willful and continued failure by executive officer to substantially perform his duties or the oral or written instructions of our President, Chief Executive Officer and/or board of Directors (other than any such failure resulting from executive officer’s incapacity due to physical or mental illness) after an oral or written demand for substantial performance is delivered to executive officer by our President, Chief Executive Officer of board of directors, which demands specifically identifies the manner in which President, Chief Executive Officer of board of directors believes that executive officer has not substantially performed his duties or complied with an instruction from our President, Chief Executive Officer of board of directors; (ii) the willful engaging by executive officer in conduct that is demonstrably and materially injurious to us; (iii) the failure to observe material policies generally applicable to our officers or employees; (iv) the failure to cooperate with any internal investigation of our Company or any of our affiliates; (v) commission of any act of fraud, theft or financial dishonesty with respect us or any of our affiliates or indictment or conviction of any felony; or (vi) material violation of the provisions of the employment agreement.

“Disability” means the executive officer is entitled to receive long-term disability benefits under our long-term disability plan in which the executive officer participates, or, if there is no such plan, the executive officer’s inability, due to physical or mental ill health, to perform the essential functions of the executive officer’s job, with or without a reasonable accommodation, for 180 days during any 365 day period irrespective of whether such days are consecutive.

“Good Reason” means (i) a material and adverse change in the executive officer’s duties or responsibilities; (ii) a reduction in the executive officer’s base salary or target annual bonus; (iii) a relocation of the executive officer’s principal place of employment by more than 50 miles; or (iv) breach by us of any material provision of the employment agreement; provided, that the executive officer must give notice of termination for Good Reason within 60 days of the occurrence of the first event giving rise to Good Reason.

During the term of the employment agreements and for a period of 18 months thereafter, subject to applicable law, the executives will be subject to restrictions on competition with us and restrictions on the solicitation of our customers and employees. For all periods during and after the term, the executives will be subject to nondisclosure and confidentiality restrictions relating to our confidential information and trade secrets.

SUMMARY COMPENSATION TABLE

The following table provides summary information regarding compensation earned by the named executive officers during the fiscal years ended September 30, 2010, 2009 and 2008.

					All Other
Name				Option	Compensation
and Principal Position	Year	Salary($)	Bonus ($)	Awards($)	($)(1)	Total ($)
Mark A. Libratore	2010	$317,000	$190,480	$22,520	$42,700	$572,700
President and Chief	2009	$230,000	$88,070	$2,810	$43,090	$363,970
Executive Officer	2008	$130,013	$24,713	$12,894	$40,078	$207,698

Robert Davis	2010	$247,000	$115,020	$33,310	$4,120	$399,450
Chief Financial Officer	2009	$166,920	$56,870	$9,680	$5,650	$239,120
	2008	$92,497	$19,951	$15,892	$2,458	$130,798

John Leger	2010	$179,000	$117,510	$25,250	$5,770	$327,530
Chief Operating Officer	2009	$151,920	$55,850	$6,470	$6,040	$220,280
	2008	$125,017	$17,332	$9,536	$2,458	$154,343

(1)	All Other Compensation includes expenses paid on behalf of the named executive officers for health insurance, life insurance, transportation and certain other personal expenses.

The Company’s outstanding equity awards to the named executive officers at September 30, 2010, are set forth in the following table:

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($)	Date
Mark A. Libratore	100,000	—	$0.825	April 14, 2013
	45,000	45,000	$1.10	August 18, 2014

Robert J. Davis	100,000	—	$0.75	April 14, 2013
	50,000	50,000	$0.60	October 30, 2013
	50,000	50,000	$1.00	August 18, 2014

John Leger	60,000	—	$0.75	April 14, 2013
	30,000	30,000	$0.60	October 30, 2013
	40,000	40,000	$1.00	August 18, 2014

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All transactions between the Company and related parties are reviewed and approved by our Audit Committee, which is made up entirely of independent directors. We collect information about related party transactions from our officers and directors through annual questionnaires distributed to officers and directors. Each director and officer agrees to abide by our Code of Business Conduct and Ethics, which provides that officers and directors should avoid conflicts of interest and that any transaction or situation that could involve a conflict of interest between the Company and the officer or director must be reported to the Audit Committee of the Board and is subject to approval by the Audit Committee if and when appropriate. The Code of Conduct and Ethics identifies a non-exclusive list of situations that may present a conflict of interest, including significant dealings with a competitor, customer or supplier, similar dealings by an immediate family member, personal investments in entities that do business with the Company, and gifts and gratuities that influence a person’s business decisions, as well as other transactions between an individual and the Company. The Audit Committee’s charter provides that the Audit Committee will review, investigate and monitor matters pertaining to the integrity or independence of the Board, including related party transactions. The Audit Committee reviews and makes determinations about related party transactions or other conflicts of interest as they arise. Policies requiring review and approval of any transaction or arrangement with a director or executive officer that may present a conflict of interest are set forth in the Code of Conduct and Ethics.

The Company paid $150,000 and $950,000 during Fiscal Years 2009 and 2010 to its President and CEO, Mark Libratore, as repayment on stockholder loans. The balance of the stockholder loans at the date of this Report is $0.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, its executive officers, any persons who hold more than ten percent of the Company’s common stock and certain trusts (collectively, “insiders”) to report their holdings of and transactions in the Company’s common stock to the Securities and Exchange Commission (the “SEC”). Specific due dates for these reports have been established, and the Company is required to disclose in this Report any late filings and any failures to file that have occurred since October 1, 2009. Insiders must file three types of ownership reports with the SEC: initial ownership reports, change-in-ownership reports and year-end reports. Under the SEC’s rules, insiders must furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of copies of these reports and on written representations the Company has received, the Company believes that during fiscal 2010 and through the date of this Report its insiders have complied with all applicable Section 16(a) reporting requirements

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES

ITEM 2 – APPROVAL OF AMENDMENT TO
COMPANY’S 2007 STOCK PLAN

General

On September 14, 2007, the Board of Directors adopted the Company’s 2007 Stock Plan (the “2007 Stock Plan”) and directed that it be submitted to stockholders for approval at the Annual Meeting.  The 2007 Stock Plan was approved by the affirmative vote of a majority of the votes cast by the Company’s stockholders at the Company’s 2008 annual meeting.

The 2007 Stock Plan provides that the Board of Directors may grant to those individuals who are eligible under the terms of the 2007 Stock Plan nonqualified stock options, incentive stock options, restricted stock, stock appreciation rights, performance awards, performance units and other incentives payable in shares of the Company’s common stock as the Board of Directors may determine.  Such grants may be made to officers, employees or members of the Board of Directors of the Company and its subsidiaries as well as the Company’s consultants, agents, advisors and independent contractors in exchange for bona fide services rendered.  The number of shares of common stock to be reserved and available for awards under the 2007 Stock Plan (subject to certain adjustments as provided therein) is 2,000,000.  As amended, the 2007 Stock Plan would increase the shares reserved and eligible to 2,105,000.

The purpose of the 2007 Stock Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s stockholders.

The amendment was approved by the Company’s Board of Directors on December 29, 2010.

The following table presents details of Liberator’s equity compensation plan as of September 30, 2010:

Equity Compensation Plan Information

Number of securities remaining
available for future issuance under
	Number of securities to be	Weighted-average	equity compensation plans
	issued upon exercise of	exercise price of	(excluding securities reflected in
	outstanding options	outstanding options	column (a))
Plan Category	(a)	(b)	(c)
2007 Employee Stock Incentive Plan	1,655,000	$0.92	345,000

Description of the Plan

The following is a general description of the material features of the 2007 Stock Plan.  This description is qualified in its entirety by reference to the full text of the 2007 Stock Plan, as amended, a copy of which is attached as Appendix A to this proxy statement.

Administration of the Plan

The 2007 Stock Plan is administered by the Compensation Committee of the Board of Directors of the Company.  The maximum number of shares of common stock available for issuance under the 2007 Stock Plan is 2,000,000, but shall increase to 2,105,000, assuming the approving vote by the Company’s shareholders.

The 2007 Stock Plan permits awards of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other incentives payable in cash or in shares of common stock.  The 2007 Stock Plan provides that the exercise price of any option will not be less than the fair market value of the common stock on the date of grant or, for a 10% shareholder, 110% of fair market value.

Eligibility

An award under the 2007 Stock Plan can be made to any employee, officer or director of the Company or a subsidiary, as selected by the Committee.  Subject to certain limitations, an award under the plan can also be made to any consultant, agent, advisor or independent contractor to the Company or a related company, as selected by the Committee.  As of August 1, 2011, there were approximately 222 employees, including officers, and a director eligible to participate in the 2007 Stock Plan.

Types of Awards That May Be Made Under the Plan

The 2007 Stock Plan permits the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other incentives payable in shares of common stock.

Shares Covered by the 2007 Stock Plan; Limit on Awards

The 2007 Stock Plan permits the granting of awards covering an aggregate of 2,000,000 shares of Company common stock.  The shares of Company common stock may be either authorized but unissued shares or treasury shares.

Any shares that are reserved for options or performance shares that lapse, expire, terminate or are cancelled, or if shares of Company common stock are issued under the plan and are thereafter reacquired by the Company, the shares subject to such awards and the reacquired shares may be available for subsequent awards under the 2007 Stock Plan.

Stock Options and Rights

Options granted under the 2007 Stock Plan may be either non-qualified stock options or incentive stock options qualifying for special tax treatment under Section 422 of the Internal Revenue Code.  The exercise price of any stock option may not be less than the fair market value of the shares of common stock on the date of grant, and 110% of fair market value for 10% shareholders.  The exercise price is payable in cash, shares of common stock previously owned by the optionee or a combination of cash and shares of common stock previously owned by the optionee, or by a recourse or non-recourse note executed by the nominee (subject to Sarbanes-Oxley prohibitions on officers loans).  Both non-qualified stock options and incentive stock options will generally expire on the tenth anniversary of the date of grant, unless otherwise specified.

Stock appreciation rights may be granted in tandem with stock options or alone as freestanding stock appreciation rights.  The grant price of a tandem stock appreciation right shall be equal to the exercise price of the related option, and the grant price of a freestanding stock appreciation right shall be the fair market value of the common stock on the grant date.  The exercise of a stock appreciation right will entitle the holder to receive payment equal to the product of (i) the excess of the fair market value of the common stock on the date of exercise over the grant price and (ii) the number of shares with respect to which the stock appreciation right is exercised.  At the discretion of the Compensation Committee, payment upon an exercise of a stock appreciation right may be in cash, common stock or some combination thereof.

Tax Consequences of Options

Non-Qualified Stock Options.  On the exercise of a non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes on the amount by which the fair market value of the stock on the date of exercise exceeds the exercise price of the option.  The optionee will be taxed on this amount in the year of exercise, and the Company will generally be allowed a deduction in this amount for federal income tax purposes in the same year.  When the optionee disposes of shares acquired on the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as either a long- or short-term capital gain to the optionee, depending on the holding period for the shares.  If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as either a long- or short-term capital loss, depending on the holding period of the shares.

Incentive Stock Options.  On the exercise of an incentive stock option, no ordinary income will be recognized by the optionee.  If the optionee holds the shares for over one year after the date of exercise and two years from the date of grant, then on the sale of the shares (i) the excess of the sale proceeds over the aggregate exercise price of the option will be long-term capital gain to the optionee, and (ii) the Company will not be entitled to a tax deduction under such circumstances.  Generally if the optionee sells or otherwise disposes of the shares within one year after the date of exercise, the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but generally not more than the amount of gain realized on the disposition) will be ordinary income to the optionee at the time of such disposition.  This is sometimes referred to as a “disqualifying disposition.”  The Company generally will be entitled to a federal tax deduction equal to the amount of ordinary income recognized by the optionee upon a disqualifying disposition.

Restricted Stock and Stock Units

Under the 2007 Stock Plan, the Committee may grant shares of restricted stock and stock units on terms and conditions, including performance criteria, repurchase and forfeiture, as determined by the Committee.  Upon satisfaction of the terms and conditions of the award, shares of restricted stock become transferable, and the stock units become payable in cash, shares of common stock, or a combination of both, in the discretion of the Committee.

Performance Shares

Performance shares are rights to receive shares of common stock are rights to receive payments of cash on the achievement of certain performance goals over a specified performance period.

Performance Criteria

Awards of restricted stock, stock appreciation rights, performance shares, performance units and other awards under the 2007 Stock Plan may be made subject to the attainment of performance goals, both on a company and individual basis.  Performance goals may be expressed in terms of business criteria including the following: profits, profit-related return ratios, return measures, cash flow, earnings, net sales growth, margins, productivity, share price, expense targets and customer satisfaction.

Amendment and Termination of the 2007 Stock Plan

The Board or the Compensation Committee may, at any time, amend, suspend or terminate the 2007 Stock Plan or any portion of the plan, provided that to the extent required by law or a stock exchange rule, stockholder approval is required for any amendment to the plan.  By its terms, the 2007 Stock Plan terminates ten years after its effective date.

New Plan Benefits

In the fiscal year which ended September 30, 2010, the Company did not grant any options to its executive officers or to employees who are not executive officers in the 2010 fiscal year.

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE 2007 STOCK PLAN.

Approval and adoption of the amendment to the 2007 Stock Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

ITEM 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

On August 24, 2010, the Board of Directors appointed Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2011.

In addition to appointing Crowe Horwath LLP as the Company’s independent registered public accounting firm for the Company’s 2010 fiscal year, the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the Company’s stockholders at the Annual Meeting.  One or more representatives of Crowe Horwath LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm is not required by the Company’s by-laws or otherwise.  However, the Board is submitting the appointment of Crowe Horwath LLP to stockholders for ratification as a matter of good corporate practice.  If stockholders fail to ratify the appointment, the Board will reconsider whether to retain that firm.  Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted for the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the Company’s year ending September 30, 2011.

During the two most recent fiscal years and through August 30, 2011, the Company did not consult with Crowe Horwath regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

On August 24, 2010, the Company dismissed Berenfeld, Spritzer, Shechter & Sheer LLP (“Berenfeld”) as its independent accountants. The Company’s Audit Committee and Board of Directors participated in and approved the decision to change independent accountants

Berenfeld’s audit reports on the financial statements of the Company and its subsidiaries as of and for the fiscal years ended September 30, 2009 and 2008, and the nine month period ended September 30, 2007 (collectively, the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with Berenfeld’s audits for the two fiscal years ended September 30, 2009, the nine month period ended September 30, 2007, and the subsequent interim period through August 24, 2010, there were no disagreements with Berenfeld on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Berenfeld, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements. Additionally, during the two most recent fiscal years and through August 24, 2010, there were no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.

Independent Auditor Fees

The following table sets forth fees billed to the Company by the Company’s independent auditors for the years ended September 30, 2010 and 2009, for (i) services rendered for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements; (ii) services rendered that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as Audit Fees; (iii) services rendered in connection with tax preparation, compliance, advice and assistance; and (iv) all other services:

		Berenfeld, Spritzer,
	Crowe Horwath, LLP	Shechter, & Sheer, LLP
	2010	2010	2009
Audit fees	$145,125	$34,825	$103,175
Audit related fees	—	4,800	1,225
Tax fees	—	4,975	33,400
All other fees	—	—	—

Total Fees	$145,125	$44,600	$137,800

The engagement of Crowe Horwath LLP, Certified Public Accountants, as the Company’s independent registered public accounting firm for the Fiscal year ended September 30, 2010, was ratified and approved by the Board of Directors of the Company on August 19, 2010.

Recommendation and Vote Required

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2011.

The affirmative vote of the majority of votes cast is required to ratify the Board’s appointment of the Company’s independent registered public accounting firm.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding ownership of shares of our common stock, as of August 20, 2011:

•	by each person known by us to be the beneficial owner of 5% or more of our common stock;

•	by each of our directors and executive officers; and

•	by all of our directors and executive officers as a group.

Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, of any shares of our common stock over which he or she has or shares, directly or indirectly, voting or investment power or of which he or she has the right to acquire beneficial ownership at any time within 60 days. As used in this prospectus, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Common stock beneficially owned and percentage ownership was based on 48,046,650 shares outstanding on August 20, 2011, plus 7,122,509 shares deemed outstanding pursuant to Rule 13d-3, for a total of 55,169,159 shares outstanding. Unless otherwise indicated, the address of each beneficial owner is c/o Liberator Medical Holdings, Inc., 2979 SE Gran Park Way, Stuart, Florida 34997.

Name and Address	Number of Shares		Percent
5% Beneficial Owners:

Millennium Partners, L.P.(1) c/o Millennium Management LLC 666 Fifth Avenue, 8th Floor New York, NY 10103	8,838,202	(2)	16.02%

Kinderhook Partners, L.P. One Executive Drive, Suite 160 Fort Lee, NJ 07024	4,691,667	(3)	8.50%

Directors and Executive Officers:

Mark A. Libratore President and Chief Executive Officer and Director	19,791,367	(4)	35.87%

Robert Davis Chief Financial Officer	634,066	(5)	1.15%

John Leger, Vice President, Operations	314,749	(6)	*

Tyler Wick	87,500	(7)	*

Robert S. Cuillo	37,500	(8)	*

Jeannette Corbett	37,500	(9)	*

Morgan Duke	0	(10)	0%

All directors and executive officers as a group (7 persons)	20,902,682	(11)	37.89%

*	Less than one percent (1%).

(1)
Millennium Management LLC, a Delaware limited liability company (“Millennium Management”), is the general partner of Millennium Partners, L.P., a Cayman Islands exempted limited partnership (“Millennium Partners”), and may be deemed to have shared voting control and investment discretion over securities owned by Millennium Partners. Millennium Management is also the general partner of the 100% shareholder of ICS Opportunities, Ltd., and may be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities, Ltd. Millennium International Management, L.P., a Delaware limited liability partnership, is the investment manager of ICS Opportunities, Ltd., and may be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities, Ltd. Millennium International Management GP LLC, a Delaware limited liability company, is the general partner of Millennium International Management, and may also be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities, Ltd. Israel A. Englander is the managing partner of Millennium Management and Millennium International Management GP LLC, and consequently may also be deemed to have shared voting control and investment discretion over securities owned by Millennium Partners or ICS Opportunities, as the case may be. The foregoing information is derived from the reporting persons as set forth in a Schedule 13D Amendment filed with the SEC on behalf of the reporting persons on October 19, 2010.

(2)
Represents as of August 20, 2011, an aggregate 7,899,079 shares owned beneficially by Millennium Partners, L.P., 8,838,202 shares owned beneficially by Millennium Management LLC and Israel Englander (See footnote (1), above), and 939,123 shares owned beneficially by Millennium International Management GP LLC, Millennium International Management LP, and ICS Opportunities, Ltd. Does not include 4,375,000 shares of our common stock issuable upon exercise of a warrant held by Millennium Partners at an initial exercise price of $1.25 per share, subject to adjustment, which has a term of three years. The number of shares of our common stock for which such warrants can be exercised is limited pursuant to the terms of the warrants so that number of shares of the common stock which will result in Millennium Partners, together with its affiliates, having aggregate beneficial ownership of not more than 9.99% of our total issued and outstanding common stock. Thus, as of August 20, 2011, Millennium Partners may be deemed not to beneficially own any of the shares of common stock underlying its warrants pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(3)
In connection with the Kinderhook Partners, L.P.’s (the “Partnership”) election of Mr. Morgan Duke, an associate of the Partnership, to the Board of Directors of the Issuer, Kinderhook Capital Management LLC (“Kinderhook Capital”), an affiliate of the Partnership, received an option to purchase 50,000 shares of the Company’s Common Stock at $1.55 per share, vesting semi-annually over two years beginning on December 4, 2010. Shah Tushar Shah and Stephen J. Clearman are the co-managing members of the Kinderhook GP, LLC (the “General Partner”) responsible for making investment decisions with respect to the Partnership and, as a result, Mr. Shah and Mr. Clearman may be deemed to control such entities. In addition, Mr. Shah and Mr. Clearman are responsible for making investment decisions with respect to Kinderhook Capital. Accordingly, Mr. Shah and Mr. Clearman may be deemed to have a beneficial interest in the shares of Common Stock by virtue of their indirect control of the Partnership’s, the General Partner’s and Kinderhook Capital’s power to vote and/or dispose of the shares of Common Stock. Mr. Shah and Mr. Clearman each disclaims beneficial ownership of the shares of Common Stock except to the extent of his respective pecuniary interest, if any, therein.

(4)
Includes 4,148,509 shares underlying options exercisable by Mr. Libratore within 60 days of August 20, 2011. Does not include 37,500 shares underlying options that are not exercisable within 60 days of August 20, 2011.

(5)
Includes 337,500 shares underlying options exercisable, and 6,000 shares underlying warrants exercisable by Mr. Davis within 60 days of August 20, 2011. Does not include 37,500 shares underlying options that are not exercisable within 60 days of August 20, 2011.

(6)
Includes 210,000 shares underlying options exercisable by Mr. Leger within 60 days of August 20, 2011. Does not include 10,000 shares underlying options that are not exercisable within 60 days of August 20, 2011.

(7)
Includes 12,500 shares underlying options exercisable by Mr. Wick within 60 days of August 20, 2011. Does not include 37,500 shares underlying options that are not exercisable within 60 days of August 20, 2011.

(8)
Includes 37,500 shares underlying options exercisable by Mr. Cuillo within 60 days of August 20, 2011. Does not include 12,500 shares underlying options that are not exercisable within 60 days of August 20, 2011.

(9)
Includes 37,500 shares underlying options exercisable by Ms. Corbett within 60 days of August 20, 2011. Does not include 12,500 shares underlying options that are not exercisable within 60 days of August 20, 2011.

(10)
Mr. Duke is a director of the Company and is an associate at Kinderhook Partners, L.P. (“Kinderhook”). Mr. Duke’s appointment to the Board of Directors of the Company was made pursuant to commitments of the Company and its principal shareholder and President, Mark Libratore, to Kinderhook in connection with Kinderhook’s purchase of common stock of the Company on March 9, 2010. Pursuant to a Form 3 filed by Mr. Duke on June 11, 2010, Mr. Duke disclaims beneficial ownership in any securities of the Company.

(11)	See Footnote Nos. (4) through (10)

DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Shareholder proposals which are intended to be presented by such shareholders at the Company’s 2012 Annual Meeting of Shareholders must be received by the Secretary of the Corporation at the Company’s principal executive offices no later than July 1, 2012, in order to be considered for inclusion in the Proxy Statement and form of proxy relating to the meeting.

SOLICITATION OF PROXIES

The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company.  In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers of the Company or its subsidiaries. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to proxy materials from, beneficial owners.

OTHER MATTERS

Our Board of Directors is not aware of any business to be conducted at the Annual Meeting of Shareholders other than the proposals described in this Proxy Statement.  Should any other matter requiring a vote of the shareholders arise, the persons named in the accompanying proxy card will vote in accordance with their best judgment.  A copy of our 2010 Annual Report on Form 10-K, including financial statements, as filed with the Securities and Exchange Commission is available on the Corporation’s website at www.liberatormedical.com and on the Securities and Exchange Commission’s website at www.sec.gov. Copies may be obtained without charge upon written request to Robert J. Davis, Chief Financial Officer, at 2979 SE Gran Park Way, Stuart, Florida 34997.

By Order of the Board of Directors,

/s/ Mark A. Libratore

President

PROXY CARD

LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE GRAN PARK WAY
STUART, FL 34997

THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark A. Libratore as Proxy, with the power to appoint his substitute, and hereby authorizes to vote as designated below, all shares of common stock of Liberator Medical Holdings, Inc., held of record by the undersigned on August 30, 2011, at the Annual Meeting of Shareholders to be held on October 20, 2011, or any adjournment thereof.

1.	ELECTION OF DIRECTORS

Mark A. Libratore	☐ FOR	Jeannette Corbett	☐ FOR
	☐ AGAINST		☐ AGAINST
	☐ ABSTAIN		☐ ABSTAIN

Morgan Duke	☐ FOR	Tyler Wick	☐ FOR
	☐ AGAINST		☐ AGAINST
	☐ ABSTAIN		☐ ABSTAIN

(INSTRUCTION: To withhold authority for an individual nominee write that nominee’s name in the space provided below.)

2.	APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S 2007 STOCK PLAN

__________ FOR          __________ AGAINST          __________ ABSTAIN

3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

__________ FOR          __________ AGAINST          __________ ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting.  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the director nominees, and FOR Proposals 2 and 3.

Please sign exactly as your name appears on your certificate.  When joint tenants hold shares, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized office.  If a partnership, please sign in partnership name by authorized person.

Dated: __________________________, 2011	Number of shares held: ________________________

Please type or print your name(s)	Signature

Please type or print your name(s)	Signature

If you have had a change of Address, please print or type your new address in the lines below.

PLEASE COMPLETE, SIGN, DATE AND RETURN
THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.